UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2014

PARKER DRILLING COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-7573	73-0618660
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5 Greenway Plaza, Suite 100, Houston, Texas

(Address of principal executive offices)

77046

(Zip Code)

Registrant’s telephone number, including area code: (281) 406-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2014, Peter C. Wallace announced his resignation as a director of Parker Drilling Company (the “Company”), effective immediately, in connection with his appointment as Chief Executive Officer of Gardner Denver, Inc.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 18, 2014, announcing Departure of Peter C. Wallace from Company’s Board, Recently Appointed CEO of Gardner Denver

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker Drilling Company
Date: June 18, 2014	By:	/s/ Christopher T. Weber
Christopher T. Weber
Senior Vice President and Chief Financial Officer